Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
49460W208
11637105
71813109
Issuer
KINETIC CONCEPTS INC
ALARIS MEDICAL SYSTEMS INC
BAXTER INTERNATIONAL INC
Underwriters
JP Morgan, Merrill Lynch, CSFB, Goldman
Sachs, Citigroup, DBSI, Piper Jafray, SG
Cowen Securities
Bear Stearns, CIBC, UBS
BofA, CSFB, Citigroup, JP Morgan, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
KCI
AMI
BAX
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/24/2004
6/25/2003
9/18/2003
Total dollar amount of offering sold to QIBs
 $                                                 540,000,000
 $                                                                -
 $                                                                -
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                 113,750,000
 $                                                   76,210,000
Total
 $                                                 540,000,000
 $                                                 113,750,000
 $                                                   76,210,000
Public offering price
 $                                                           30.00
 $                                                           12.50
 $                                                           30.50
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.80%
0.66%
1.22%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Development Fund
Boston
16,300
 $                   489,000
0.09%
49.50%
-1.53%
3/31/2004
Scudder Health Care Fund
Boston
9,200
 $                   276,000
0.05%
42.09%
-0.64%
3/19/2004
SVS I Health Sciences Portfolio
Boston
4,600
 $                   138,000
0.03%
42.09%
-0.70%
3/19/2004
Chicago Funds







Scudder Aggressive Growth Fund
Chicago
9,100
 $                   273,000
0.05%
49.50%
-1.38%
3/31/2004
Scudder Dynamic Growth Fund
Chicago
17,400
 $                   522,000
0.10%
49.50%
-1.22%
3/31/2004
SVS II Aggressive Growth Portfolio
Chicago
3,700
 $                   111,000
0.02%
49.50%
-1.36%
3/31/2004
New York Funds







Scudder Mid Cap Fund
New York
40,100
 $
1,203,000
0.22%
49.50%
-0.16%
3/31/2004
Total

100,400
 $
3,012,000
0.56%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
G05384105
171232101
416515104
Issuer
ASPEN INSURANCE HOLDINGS LTD
CHUBB CORP
HARTFORD FINANCIAL SVCS GRP
Underwriters
CSFB, Goldman, DBSI, Dowling, Fox-Pitt,
Keefe, UBS
Citigroup, Goldman, Merrill, Bear Stearns,
CSFB, DBSI, Morgan, Wachovia
Goldman, Citigroup, Merrill
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AHL
CB
HIG
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/3/2003
6/18/2003
5/20/2003
Total dollar amount of offering sold to QIBs
 $                                                     236,790,000
 $                                                     803,250,000
 $                                                  1,100,010,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     236,790,000
 $                                                     803,250,000
 $                                                  1,100,010,000
Public offering price
 $                                                               22.50
 $                                                               13.50
 $                                                               45.50
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.31%
0.48%
1.46%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder 21st Century
Boston
 $                         6,400
 $                     144,000
0.06%
4.35%
-2.00%
12/18/2003
Scudder Development Fund
Boston
 $                       10,000
 $                     225,000
0.10%
17.72%
1.02%
12/31/2003
SVS I 21st Century Growth Portfolio
Boston
 $                         1,900
 $                       42,750
0.02%
4.35%
-1.88%
12/18/2003
Chicago Funds







Scudder Aggressive Growth Fund
Chicago
 $                         5,700
 $                     128,250
0.05%
17.72%
1.01%
12/31/2003
Scudder Dynamic Growth Fund
Chicago
 $                       10,800
 $                     243,000
0.10%
17.72%
0.31%
12/31/2003
SVS II Aggressive Growth Portfolio
Chicago
 $                         2,200
 $                       49,500
0.02%
17.72%
0.96%
12/31/2003
SVS II Small Cap Growth Portfolio
Chicago
 $                         8,200
 $                     184,500
0.08%
4.35%
-2.03%
12/18/2003
New York Fund







Scudder Mid Cap Fund
New York
 $                       23,900
 $                     537,750
0.23%
4.35%
-0.89%
12/18/2003
Scudder Small Cap Fund
New York
 $                       14,000
 $                     315,000
0.13%
4.40%
-1.91%
12/11/2003
Small Cap Funds







Scudder SMALLCap Fund1
Small Cap
 $                         4,200
 $                       94,500
0.04%



Total

 $                       87,300
 $                  1,964,250
0.83%